SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)    April 29, 2003

CORVIS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-30989	52-2041343
(Commission File Number)	(I.R.S. Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland

(Address Of Principal Executive Offices, including Zip Code)

(443) 259-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 9.    Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On April, 29, 2003, Corvis Corporation issued a press release announcing its first quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corvis Corporation

Dated: April 29, 2003	/s/ LYNN D. ANDERSON
	By: Its:	Lynn D. Anderson Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on April 29, 2003 announcing operating results for Corvis Corporation for the first quarter 2003